UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2020
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________
Delaware
(State or other jurisdiction of incorporation or organization)

001-37860			81-3434516
(Commission File Number)			(I.R.S. Employer Identification Number)

1678 S. Pioneer Road,	Salt Lake City,	Utah	84104
			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported within Form 10-Q for the quarter ended July 3, 2020 filed on August 14, 2020 (“Form 10-Q”) Varex Imaging Corporation (the “Company”) experienced reduced demand in the Company’s industrial segment and for certain higher end medical products that negatively impacted revenues and gross margin and as a result of the economic downturn resulting from COVID-19. The Company’s Credit Agreement contains financial covenants, including certain leverage ratio covenants. The Company was in compliance with all financial covenants as of July 3, 2020. However, based on the Company’s current forecasts, it was probable that the Company would be in violation of certain leverage ratio covenants contained in its Credit Agreement within the twelve-month period following the issuance of those financial statements, including as early as the end of the Company's fiscal year end 2020. Failure to comply with the covenants, if not amended or waived, would result in an event of default under the Credit Agreement and the acceleration of the outstanding balance of the loans thereunder and cross defaults and accelerations under other agreements. As a result, the Company’s Form 10-Q reported that these events and conditions raise substantial doubt about the Company’s ability to continue as a going concern within the twelve-month period following the issuance of those financial statements.

In Exhibit 99.1 to this Current Report on Form 8-K (i) the Company, in anticipation of certain financing transactions, updated Note 1 of its consolidated financial statements (“Financial Statements”) in its Annual Report on Form 10-K for the year ended September 27, 2019 (the “2019 Form 10-K”) to add an “Impact of COVID-19” discussion as previously disclosed in the Form 10-Q and updated Note 19 to add a discussion of its debt financing activities since December 20, 2019 and (ii) the Company’s independent registered public accounting firm reissued its report contained in the 2019 Form 10-K to include a paragraph noting management’s conclusion regarding the Company’s ability to continue as a going concern. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the 2019 Form 10-K, including the Financial Statements. This Form 8-K and Exhibit 99.1 should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2019 Form 10-K.

Item 9.01	Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm
99.1	Item 8. Financial Statements and Supplementary Data
101
The following materials from Varex Imaging Corporation’s Annual Report on Form 10-K for the year ended September 27, 2019, filed with the Securities and Exchange Commission on December 20, 2019, as revised by this Current Report on Form 8-K, formatted in Inline XBRL:
(i)  the Consolidated Statements of Operations of the Company for the years ended September 27, 2019, September 28, 2018 and September 29, 2017;
(ii)  the Consolidated Statements of Comprehensive Income of the Company for the years ended September 27, 2019, September 28, 2018 and September 29, 2017;
(iii)  the Consolidated Balance Sheets of the Company as of September 27, 2019 and September 28, 2018;
(iv)  the Consolidated Statements of Cash Flows of the Company for the years ended September 27, 2019, September 28, 2018 and September 29, 2017;
(v)  the Consolidated Statements of Changes in Shareholders’ Equity of the Company for the years ended September 27, 2019, September 28, 2018 and September 29, 2017; and
(vi)  the Notes to the Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: September 22, 2020	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary